BofA FUNDS SERIES TRUST

Columbia California Tax-Exempt Reserves	Columbia Massachusetts Municipal Reserves
Columbia Cash Reserves	Columbia Money Market Reserves
Columbia Connecticut Municipal Reserves	Columbia Municipal Reserves
Columbia Daily Cash Reserves	Columbia New York Tax-Exempt Reserves
Columbia Government Plus Reserves	Columbia Tax-Exempt Reserves
Columbia Government Reserves	Columbia Treasury Reserves

(Each a “Fund” and collectively, the “Funds”)

Supplement dated April 7, 2010 to the Current Prospectuses of the Funds

As previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent of Columbia Management Advisors, LLC, entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC (“Columbia”) to Ameriprise Financial, Inc. (the “Transaction”). The Transaction does not include the part of the asset management business of Columbia that advises the Funds. The closing of the Transaction, which is subject to various approvals and other conditions, is expected to occur on or about May 1, 2010 (the “Closing”). Effective with the Closing, the names of the Funds and the investment advisor (the “Advisor”), administrator (the “Administrator”) and distributor (the “Distributor”) of the Funds will change. Effective with the Closing, it is also expected (subject to approval by the Board) that the Funds will engage Boston Financial Data Services, Inc. as the new transfer agent of the Funds (the “New Transfer Agent”). Certain other changes will also occur upon the Closing. Accordingly, effective upon the Closing, the Prospectuses for each Fund are hereby supplemented as follows:

1.	Fund Name Changes.

•

References to “Columbia Funds” will be deemed to be references to “BofA Funds” and references to a Fund’s current name will be deemed to be references to the Fund’s new name as shown in the table below, effective upon the Closing.

Current Name	New Name
Columbia California Tax-Exempt Reserves	BofA California Tax-Exempt Reserves
Columbia Cash Reserves	BofA Cash Reserves
Columbia Connecticut Municipal Reserves	BofA Connecticut Municipal Reserves
Columbia Daily Cash Reserves	BofA Daily Cash Reserves
Columbia Government Plus Reserves	BofA Government Plus Reserves
Columbia Government Reserves	BofA Government Reserves
Columbia Massachusetts Municipal Reserves	BofA Massachusetts Municipal Reserves
Columbia Money Market Reserves	BofA Money Market Reserves
Columbia Municipal Reserves	BofA Municipal Reserves
Columbia New York Tax-Exempt Reserves	BofA New York Tax-Exempt Reserves
Columbia Tax-Exempt Reserves	BofA Tax-Exempt Reserves
Columbia Treasury Reserves	BofA Treasury Reserves

2.	Other Name and Related Changes.

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References to the current names of the Advisor, Administrator and Distributor will be deemed to be references to the new names of the Advisor, Administrator and Distributor as shown in the table below, effective upon the Closing.

	Current Name	New Name
Advisor/Administrator:	Columbia Management Advisors, LLC	BofA Advisors, LLC
Distributor:	Columbia Management Distributors, Inc.	BofA Distributors, Inc.

•	References to “Columbia Management Group, LLC” will be deemed to be references to “BofA Global Capital Management Group, LLC”, effective upon the Closing.

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The first paragraph in the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Advisor” is deleted and replaced in its entirety with the following, effective upon the Closing:

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, serves as investment advisor to the Funds. The Advisor is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

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The paragraph in the section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Distributor” is deleted and replaced in its entirety with the following, effective upon the Closing:

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

3.	Change of Transfer Agent and Related Shareholder Servicing Information.

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References to “Transfer Agent” will be deemed to be references to the New Transfer Agent and related shareholder servicing information is deleted and replaced in its entirety as shown in the table below, effective upon the Closing.

New (Effective Upon Closing)
Transfer Agent:	Boston Financial Data Services, Inc.
Phone Number:	888.331.0904 (individual investors) 800.353.0828 (institutional investors)
Web Site:	www.bofacapital.com
Mailing Address:	P.O. Box 8723 Boston, MA 02266-8723

•	The section of the Prospectuses entitled “Management of the Fund—Primary Service Providers—The Transfer Agent” is deleted and replaced in its entirety with the following, effective upon the Closing:

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Shareholders should retain this Supplement for future reference.

INT-47/41709-0310